Exhibit 10.1

THIRD OMNIBUS AMENDMENT

This THIRD OMNIBUS AMENDMENT, dated as of March 19, 2010 (as amended, modified, waived, supplemented or restated from time to time, this “Third Amendment”), is by and among:

(1) U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), not in its individual capacity, but solely as Custodian (in such capacity, the “Custodian”) and as indenture trustee (in such capacity, the “Indenture Trustee”) under the Indenture (as defined below);

(2) CITIBANK, N.A. (“Citibank”), as a Liquidity Bank (in such capacity, the “Liquidity Bank”) under the Note Purchase Agreement (as defined below) and as the Note Purchaser Agent (in such capacity, the “Note Purchaser Agent”) under the Note Purchase Agreement (as defined below);

(3) CHARTA, LLC (“Charta”), as an Investor (in such capacity, the “Investor”) under the Note Purchase Agreement (as defined below);

(4) NEWSTAR WAREHOUSE FUNDING 2005 LLC (“NewStar LLC”), as Issuer (in such capacity, the “Issuer”) under the Indenture and the Note Purchase Agreement (as such terms are defined below) and as Purchaser (in such capacity, the “Purchaser”) under the Sale and Servicing Agreement (as defined below);

(5) NEWSTAR FINANCIAL, INC. (“NewStar Financial”), as Seller (in such capacity, “Seller”) and as Servicer (in such capacity, “Servicer”) under the Sale and Servicing Agreement and the Note Purchase Agreement (as such terms are defined below); and

(6) LYON FINANCIAL SERVICES, INC., d/b/a U.S. Bank Portfolio Services (“USBPS”), as Backup Servicer (in such capacity, “Backup Servicer”) under the Sale and Servicing Agreement (as defined below).

INTRODUCTORY STATEMENT

NewStar Financial, as Seller and as Servicer, NewStar LLC, as Purchaser, and USBPS, as Backup Servicer, are parties to the Amended and Restated Sale and Servicing Agreement, dated as of November 19, 2008 (as amended, restated or otherwise modified from time to time, the “Sale and Servicing Agreement”).

NewStar LLC, as Issuer, and U.S. Bank, as Indenture Trustee and as Custodian, are parties to the Amended and Restated Indenture, dated as of November 19, 2008 (as amended, restated or otherwise modified from time to time, the “Indenture”).

NewStar LLC, as Issuer, NewStar Financial, as Seller and Servicer, the Liquidity Banks party thereto, the Investors party thereto and Citibank (as successor to Citicorp North America, Inc., the initial Note Purchaser Agent), as Note Purchaser Agent are parties to the Note Purchase Agreement, dated as of November 19, 2008 (as amended, restated or otherwise modified from time to time, the “Note Purchase Agreement” and, together with the Sale and Servicing Agreement and the Indenture, the “Transaction Documents”).

The parties now wish to amend certain definitions set forth in Appendix A to the Transaction Documents effective as of the Third Amendment Effective Date (as defined below) on the terms and conditions set forth herein.

The parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, all defined terms that are defined in the Sale and Servicing Agreement (as amended by this Third Amendment) or, if not therein defined, in the Note Purchase Agreement (as amended by this Third Amendment) or, if not therein defined, in the Indenture (as amended by this Third Amendment) (including, in each case, the Appendix A to each such agreement, as amended by this Third Amendment), shall have the same meanings when used herein.

Section 2. Amendments to Definitions Appendix.

Effective as of the Third Amendment Effective Date, Appendix A to each of the Transaction Documents is hereby amended as follows:

(a) The definition of “Demand Note” is hereby amended and restated in its entirety to read as follows

“Demand Note” means the Third Amended and Restated Demand Note, dated as of March 19, 2010 and having a maximum aggregate principal amount of $7,500,000, by NewStar Financial in favor of the Issuer, as such Demand Note may be amended, supplemented or otherwise modified from time to time.

(b) The definition of “Investor Purchase Limit” is hereby amended and restated in its entirety to read as follows:

“Investor Purchase Limit” means $75,000,000, as such amount may be reduced by the Issuer from time to time by written notice to the parties to the Note Purchase Agreement, U.S. Bank and the Backup Servicer so long as the Issuer has obtained the prior written consent of the Note Purchaser Agent, and confirmed by the Servicer, or as such amount may be reduced pursuant to the terms of the Basic Documents. References to the unused portion of the Investor Purchase Limit shall mean, at any time, the Investor Purchase Limit, as such may be then reduced pursuant to the terms of the Basic Documents. For avoidance of doubt, the Investor Purchase Limit may not be reduced by the Issuer, the Purchaser, the Servicer or the Seller without the prior written consent of the Note Purchaser Agent.

(c) The definition of “Liquidity Bank Commitment” is hereby amended by deleting the phrase “with respect Citibank, $150,000,000” appearing on the first and second lines thereof, and substituting therefor the figure “with respect Citibank, $75,000,000”.

2

(d) The definition of “Note Purchase Obligation Limit” is hereby amended and restated in its entirety to read as follows:

“Note Purchase Obligation Limit” means $75,000,000. Any reduction of the Investor Purchase Limit shall result in a corresponding reduction of the Note Purchase Obligation Limit.

Section 3. Representations and Warranties of NewStar LLC and NewStar Financial.

Each of NewStar LLC and NewStar Financial represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Note Purchaser Agent, the Note Purchasers, the Indenture Trustee, the Issuing Bank, the Custodian and the Backup Servicer that:

(a) it has the corporate or limited liability company power and authority to execute, deliver and carry out the terms and provisions of this Third Amendment and has taken or caused to be taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Third Amendment;

(b) no consent of any person and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Third Amendment which has not been obtained;

(c) this Third Amendment been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) the execution, delivery and performance of this Third Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party;

(e) after giving effect to this Third Amendment, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default (as defined in any Basic Document or in Appendix A thereto) has occurred and is continuing; and

(f) on the date hereof, the representations and warranties set forth in Section 3.1 and Section 3.2 of the Sale and Servicing Agreement, and the representations and warranties set forth in Section 5.01 and Section 5.02 of the Note Purchase Agreement, are and will be true, correct and complete with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date.

3

Section 4. Conditions to Effectiveness.

This Third Amendment shall become effective on March 19, 2010 when each of the following conditions have been satisfied:

(a) The Note Purchaser Agent shall have received fully executed counterparts of this Third Amendment;

(b) The Note Purchaser Agent shall have received a joint certificate of the Seller and the Issuer dated the Third Amendment Effective Date in form and substance satisfactory to the Note Purchaser Agent and stating that, as of the Third Amendment Effective Date (i) the representations and warranties set forth in Section 3.1 and Section 3.2 of the Sale and Servicing Agreement, and the representations and warranties set forth in Section 5.01 and Section 5.02 of the Note Purchase Agreement, are and will be true, correct and complete with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date, and (ii) no Event of Default (or event that, with the passage of time, would constitute an Event of Default) has occurred and is continuing.

Each of the Issuer, the Seller, Citibank and Charta hereby authorizes, consents and directs the Indenture Trustee to execute this Third Amendment.

Section 5. Confirmation and Acknowledgement of the Obligations.

As of the date hereof and as of Third Amendment Effective Date, NewStar LLC hereby (i) confirms and acknowledges to the Note Purchaser Agent and the Note Purchasers that it is validly and justly indebted to the Note Purchaser Agent, any other Noteholders, the Note Purchasers and any other Persons party to the Basic Documents, as applicable, for the payment of all obligations due under the Basic Documents without offset, defense, cause of action or counterclaim of any kind or nature whatsoever and (ii) reaffirms and admits the validity and enforceability of the Indenture, the Notes and the other Basic Documents. NewStar Financial hereby confirms and acknowledges its obligations under the Basic Documents and confirms that they will remain in effect following the execution and delivery of this Third Amendment.

Section 6. Ratification of Basic Documents.

This Third Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Notes or the Basic Documents or a waiver of any Event of Default under the Notes, the Indenture or the other Basic Documents, whether or not known to the Note Purchaser Agent, any other Noteholder, the Note Purchasers or the Indenture Trustee or (ii) to prejudice any other right or rights which the Note Purchaser Agent, any other Noteholder, the Note Purchasers, the Indenture Trustee or the Backup Servicer may now have or have in the future under or in connection with the Notes or the Basic Documents or any of the instruments or agreements referred to therein. Except to the extent hereby modified, the Notes and each of the Basic Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Notes and the Basic Documents as heretofore amended or modified and as

4

modified by this Third Amendment are hereby ratified and affirmed. After this Third Amendment becomes effective, all references to the Indenture, Note Purchase Agreement and Sale and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Indenture, Note Purchase Agreement or Sale and Servicing Agreement shall be deemed to mean the Indenture, Note Purchase Agreement or the Sale and Servicing Agreement as amended hereby.

Section 7. GOVERNING LAW; JURISDICTION.

THIS THIRD AMENDMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 8. Severability.

If any provisions of this Third Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Third Amendment in any jurisdiction.

Section 9. Counterparts.

This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart.

[The remainder of this page is intentionally left blank]

5

IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as

Custodian and as Indenture Trustee

By:  /s/  KYLE HARCOURT

        Name: Kyle Harcourt

        Title: Vice President

CHARTA, LLC, as an Investor

By: Citicorp North America, Inc.,

as Attorney-in-Fact

By: /s/ TODD D. FRITCHMAN

        Name: Todd D. Fritchman

        Title: Vice President

CITIBANK, N.A., as a Liquidity Bank

By: /s/ TODD D. FRITCHMAN

        Name: Todd D. Fritchman

        Title: Vice President

CITIBANK, N.A., as Note Purchaser Agent

By: /s/ TODD D. FRITCHMAN

        Name: Todd D. Fritchman

        Title: Vice President

NEWSTAR WAREHOUSE FUNDING 2005

LLC, as Purchaser and as Issuer

By: NEWSTAR FINANCIAL, INC., its

designated manager

By:  /s/  JOHN J. FRISHKOPF

        Name: John J. Frishkopf

        Title: Treasurer

NEWSTAR FINANCIAL, INC., as Seller and as Servicer

By:  /s/  JOHN J. FRISHKOPF

        Name: John J. Frishkopf

        Title: Treasurer

LYON FINANCIAL SERVICES, INC. dba U.S.

Bank Portfolio Services, as Backup Servicer

By:  /s/  JOSEPH ANDRIES

        Name: Joseph Andries

        Title: Senior Vice President